UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2012

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

Archstone Transaction

As previously announced, on December 2, 2011, ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential through which Equity Residential owns substantially all of its assets, entered into an Interest Purchase Agreement (the “Purchase Agreement”) with certain affiliates of Bank of America Corp. and Barclays PLC (together, the “Sellers”) to purchase 50% of all interests held by the Sellers (the “Purchased Interests”) in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (the “Archstone Entities”), in exchange for total consideration of $1,325,000,000 in cash. Among other conditions, the consummation of ERP’s acquisition of the Purchased Interests is subject to the exercise by Lehman Brothers Holdings Inc. and certain of its affiliates (collectively, “Lehman”) of a right of first offer to acquire the Purchased Interests (the “ROFO Right”).

Pursuant to a separate agreement between ERP and the Sellers (the “Other Interest Agreement”), in the event that ERP does not acquire the Purchased Interests due to an exercise of the ROFO Right by Lehman, then, for a period of 30 days following the closing of the acquisition of the Purchased Interests by Lehman, ERP will be entitled to exercise the right to acquire all other interests held by the Sellers in the Archstone Entities in exchange for total consideration equal to or greater than $1,325,000,000 in cash, such price to be determined by ERP in its sole discretion. The acquisition by ERP of the Sellers’ other interests in the Archstone Entities will be on substantially the same terms and conditions as set forth in the Purchase Agreement, including being subject to Lehman’s ROFO Right with respect to such other interests.

Legal Proceedings Status

As previously disclosed, on December 15, 2011, Lehman filed a complaint with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) against the Sellers (the “Lehman Litigation”). Lehman sought, among other remedies, preliminary injunctive relief to enjoin ERP’s acquisition of the Purchased Interests under the Purchase Agreement and/or the other interests under the Other Interest Agreement.

On January 6, 2012, the Bankruptcy Court denied Lehman’s motion for injunctive relief in full. As a result, the Lehman Litigation is not expected to affect the transactions described in the Purchase Agreement and the Other Interest Agreement.

Right of First Offer Status

On January 11, 2012, the Bankruptcy Court approved Lehman’s exercise of the ROFO Right. Lehman’s ability to acquire the Purchased Interests remains subject to its delivery of a binding notice exercising its ROFO Right on or prior to January 23, 2012. In the event that Lehman fails to timely deliver the binding notice or close its acquisition of the Purchased Interests by January 25, 2012, the Purchase Agreement will remain in full force and effect and ERP will continue to work diligently to consummate the acquisition of the Purchased Interests. In the event that Lehman closes on the acquisition of the Purchased Interests, ERP will then be entitled to exercise its rights under the Other Interest Agreement as described above.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or Equity Residential may make, including statements about the benefits of the proposed acquisition of the Purchased Interests, may contain forward- looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed acquisition, the management of ERP and ERP’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Equity Residential and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Equity Residential’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Equity Residential, ERP nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and Equity Residential’s control. These factors include, at a minimum: any exercise of the ROFO Right; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the proposed acquisition for other reasons; changes in laws or regulations; failure of the investment in the Purchased Interests to perform as expected, even in the event the proposed acquisition is consummated; inability to influence the operations and control of the Archstone Entities following consummation of the acquisition of the Purchased Interests; and changes in general economic conditions. ERP and Equity Residential undertake no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to ERP’s and Equity Residential’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: January 11, 2012	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel

ERP OPERATING LIMITED PARTNERSHIP

Date: January 11, 2012	By:	Equity Residential, its general partner

	By:	/s/ Bruce C. Strohm
	Name:	Bruce C. Strohm
	Its:	Executive Vice President and General Counsel